LD Micro Main Event

Joseph Ramelli, Interim CEO
December 7, 2016

Forward Looking Statement

Statements made in this presentation may include forward-looking statements within the meaning of Federal Securities laws that are subject to certain risks and uncertainties and involve factors that may cause actual results to differ materially from those projected or suggested. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to: (i) the ability of Marina Biotech to obtain additional funding in the near term; (ii) the ability of Marina Biotech to attract and/or maintain manufacturing, research, development and commercialization partners; (iii) the ability of Marina Biotech and/or a partner to successfully complete product research and development, including preclinical and clinical studies and commercialization; (iv) the ability of Marina Biotech and/or a partner to obtain required governmental approvals; and (v) the ability of Marina Biotech and/or a partner to develop and commercialize products prior to, and that can compete favorably with those of, competitors. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in Marina Biotech's most recent periodic reports on Form 10-K and Form 10-Q that are filed with the Securities and Exchange Commission. Marina Biotech assumes no obligation to update and supplement forward-looking statements because of subsequent events.

Investment Highlights

- Biopharmaceutical company focused on therapeutics for cancer and rare diseases (OTC: MRNA)
- Merger with IthenaPharma brings two clinical products with straight forward 505(b)(2) paths to approval and greatly improved operational capabilities
- IT-102 lisinopril/celecoxib and IT-103 olmesartan/celecoxib combination pills
  - For the treatment of patients with osteoarthritis (OA) pain and hypertension
  - Potential to reduce side effects and improve compliance
  - Future: colon cancer and familial adenomatous polyposis (FAP)
- CEQ-508 orally delivers shRNA that targets the mRNA of beta-catenin, currently in Phase 1 for FAP
- Extensive platform for the discovery of RNAi and oligonucleotide therapeutics

Pipeline

Research/Preclinical	Phase 1	Phase 2	Phase 3

Combination Products

- IT-102 OA with Hypertension
- IT-102 FAP
- IT-103 OA with Hypertension
- IT-103 CRC

RNAi Platform

- CEQ-508 FAP/CRC
  - & IT-102 FAP
  - & IT-103 CRC

IthenaPharma Merger Re-focuses Marina

Pre-merger	Post-merger


Research and discovery of RNAi-based therapeutics
Development focus with expanded pipeline and potential for near-term clinical data
Commercialization, indication expansion to colorectal cancer and FAP

Benefits of Autotelic Consortium


Marina
Scientific and Commercial Support
Operational Support
Financial Support
Collaborators
Stocosil
Lipomedics
Oncotelic
Glucotelic
Partners
Autotelic Inc
Autotelic Taiwan
Autotelic Korea
Autotelic India
Investors
Autotelic LLC
Vuong Trieu

Synergy on combined Programs
Oral Formulation
Nanoparticle technology
Immune Oncology antisense

MSA agreement
Global Business Development Team
Corporate Team
R&D Team

Credit Line
Additional Funding as needed

MARINA BIOTECH

IT-102/103

Large Market for Arthritis and HTN

- IT-102/IT-103 is being investigated for patients with osteoarthritis pain and hypertension
- There are approximately 27M adults in the U.S. with osteoarthritis
- Approximately 15% of all U.S. adults have hypertension and are well controlled by medication
- Total addressable market of ~4M patients who have both OA and HTN
- 733,000 in assisted living facilities in US (median age>85yrs): 39% with HTN only/ 9% with Arthritis only/ 18% with both
- There are approximately 68,000 individuals with both OA and HTN residing in assisted living facilities alone
  - Potential carve out for an internal salesforce

Celecoxib – Introduction

- Celecoxib is the only cyclooxygenase-2 (COX-2) selective inhibitor currently on the market in U.S.
- Indicated for the treatment of:
  - Osteoarthritis (OA)
  - Rheumatoid arthritis (RA)
  - Ankylosing spondylitis (AS)
  - Acute pain associated with post-oral and post-orthopedic surgery
- Celecoxib has reduced the gastrointestinal (GI) toxicity while providing similar efficacy compared with traditional non-selective non-steroidal anti-inflammatory drugs (NSAIDs)
- Dosage forms – capsules: 100 and 200 mg

Celecoxib – Adverse Events (AE)

- Cardiovascular Thrombotic Events – greater risk for patients with CV disease
  - Chronic use of Celecoxib may cause an increased risk of serious cardiovascular thrombotic events, myocardial infarction, and stroke

    400 mg bid → 3.4-fold increase in the composite risk

    200 mg bid → 2.4-fold increase in the composite risk
- Hypertension – BP should be monitored closely during treatment
  - Celecoxib may lead to onset of new hypertension or worsening of preexisting hypertension
  - Hypertension rate was 2.4 % (400mg, BID) in the CLASS trial
- Edema – should be used with caution in patients with fluid retention or heart failure
  - Edema rate was 4.5% (400 mg, BID) in the CLASS trial

Celecoxib FDC Advantages

IT-102: Lisinopril + Celecoxib


Lisinopril
IT-102

IT-103: Olmesartan + Celecoxib


Olmesartan
IT-103

- Simultaneous treatment of two severe medical conditions
- Reduces side effects (hypertension and edema) associated with Celecoxib treatment
- Improve patients' compliance to anti-hypertensive treatment
- Convenience for the patients - One Pill/One Rx

Inhibition of Edema by IT-102/IT-103

Olmesartan and lisinopril can reduce celecoxib-associated edema


+Any
Celebrex
Lisinopril + Celebrex
% Edema
40
30
20
10
0
0
80
160
240
320
Days on Celebrex
+Any
Celebrex
Olmesartan + Celebrex
0
80
160
240
320
Days on Celebrex

Data from our analysis of Patient Level Data with 4.3M pts on celecoxib, 1.58M pts with BP readings, 870K pts with identified edema

Potentially Better PK & Safety vs. Competitor (KIT-302)

Parameters	Celecoxib	Lisinopril/IT-102	Olmesartan/IT-103	Amlodipine-KIT 302
Metabolism	Liver	No metabolism, excreted unchanged	No further metabolism after activation	Liver
Enzyme	Primary CYP2C9; CYP3A4 (<25%)	Not Applicable	Not Applicable	CYP3A4
Half life ($T_{1/2}$)	11 hours	12 hours	13 hours	35-50 hours
Edema	4.5% (400mg, bid); 2.1% (200mg od)		Chest pain, edema, >0.5%	1.8% (2.5mg), 3.0% (5mg), 10.8% (10mg)

- IT-102/IT-103 are not metabolized by the liver as is celecoxib
  - Lower opportunity for drug-drug interactions
- IT102/IT-103 have comparable terminal half life (T1/2) to celecoxib
  - Better opportunity for fixed-dose combination pill
- IT102/IT103 do not have overlapping toxicities
- *KIT-302 = Celecoxib + Amlodipine, being developed by Kitov Pharmaceutical (NASDAQ/TASE: KTOV)*

Clinical Development Plan

- 505(b)(2) regulatory pathway
- Clinical studies for each FDC – IT-102 or 103
- One Phase I bioequivalence and one small Phase III (efficacy and safety) study:
  - Bioequivalence study at highest and lowest dose strength in healthy subjects
  - One Phase III efficacy and safety study in patients (if required by FDA)

Clinical Study	No. of Subjects	Length	Cost*
BE	60	3-5 months	$1M
Phase III	150-250	1-1.5 year	$4M

Clinical Trial Design

- Phase I bioequivalence study

  A randomized, open label, single-dose, 2-way cross-over clinical study to compare PK of co-administration of two single agent and FDC in healthy volunteers.

  - Celecoxib dosage: 100 mg/ 200 mg
  - Lisinopril dosage: 20 mg/40 mg
  - Olmesartan dosage: 20 mg/ 40 mg

Treatment Group	Number of Subjects	Period 1		Period 2
Group 1	30	C + H	7-day washout	FDC
Group 2	30	FDC		C + H

C + H = coadministration of celecoxib and anti-hypertensive agent once; FDC = single administration of fixed dose combination of celecoxib and anti-hypertensive agent.

Clinical Trial Design

- Phase III Efficacy and Safety Study (if required by FDA)
  - Multi-center, randomized, double-blind, placebo-control, 4-arms, 2 weeks administration, phase III clinical study for patients with osteoarthritis and hypertension.
  - 4- arms of 150-250 patients each: placebo, celecoxib, lisinopril/olmesartan, and IT-102/IT-103
- Primary end point:
  - Demonstrate that the FDC arm reduction in blood pressure is at least 50% of the anti-hypertensive agent alone arm reduction
  - No need to demonstrate pain reduction
  - Statistical review following the first 150 subjects
  - Trial could be expanded with no statistical penalty if standard deviations are too broad

M-101 (IT-103 + CEQ-508)

APC/Wnt/Catenin in CRC


CEQ508- Direct
Celecoxib- Indirect
Olmesartan
Genes
MSI
(MMR mutation)
(MLH1 methylation)
APC,
β-Catenin
CIN
(e.g., CDC4)
KRAS,
BRAF
PIK3CA,
PTEN
TP53,
BAX
SMAD4,
TGFBR2
?
Progression
Normal
epithelium
Small
adenoma
Large
adenoma
Cancer
Metastasis
Epithelium
Lamina
propria
Muscularis
mucosa
Submucosa
Growth
Factors
COX-2
15-PGDH
Celecoxib
EGFR
TGF-β
Green arrows denote oncogenic mediators that are turned on in colon cancer
Red blockers denote tumor-suppressor factors that are turned off in colon cancer

Dual Inhibition of Catenin for treatment of CRC

Clinical Efficacy

- **Celecoxib**
- Shut down COX-2 escape pathway
- Indirect catenin knockdown
- Improved OS in CRC

Clinical Safety

- **Olmesartan**
- Shut down vascular HTN escape pathway
- Improved OS in CRC

Targeted Efficacy

- **CEQ-508**
- Direct catenin knockdown



Investment Highlights

- Biopharmaceutical company focused on therapeutics for cancer and rare diseases (OTC: MRNA)
- Merger with IthenaPharma brings two clinical products with straight forward 505(b)(2) paths to approval and greatly improved operational capabilities
- IT-102 lisinopril/celecoxib and IT-103 olmesartan/celecoxib combination pills
  - For the treatment of patients with osteoarthritis (OA) pain and hypertension
  - Potential to reduce side effects and improve compliance
  - Future: colon cancer and familial adenomatous polyposis (FAP)
- CEQ-508 orally delivers shRNA that targets the mRNA of beta-catenin, currently in Phase 1 for FAP
- Extensive platform for the discovery of RNAi and oligonucleotide therapeutics